UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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Fox Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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FOX CORPORATION
1211 AVENUE OF THE AMERICAS
44TH FLOOR
NEW YORK, NY 10036
Your Vote Counts!
FOX CORPORATION
2021 Annual Meeting
Vote by November 9, 2021 11:59 PM ET
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You invested in FOX CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 10, 2021.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Stockholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote in Person at the Meeting*
November 10, 2021 10:00 a.m. (Pacific Time)
Zanuck Theatre at the FOX Studio Lot 10201 West Pico Boulevard Los Angeles, California 90035
For meeting directions please go to https://investor.foxcorporation.com/annual-meeting
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Proposal to elect 8 directors
Nominees:
1a. K. Rupert Murdoch AC For 1b. Lachlan K. Murdoch For 1c. William A. Burck For 1d. Chase Carey For 1e. Anne Dias For 1f. Roland A. Hernandez For 1g. Jacques Nasser AC For 1h. Paul D. Ryan For
2. Proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm For for the fiscal year ending June 30, 2022.
3. Advisory vote to approve named executive officer compensation. For
4. Stockholder proposal to disclose direct and indirect lobbying activities and expenditures. Against
5. Stockholder proposal to transition to a public benefit corporation. Against NOTE: In their discretion, the proxies are authorized to vote upon such other business properly brought before the Annual Meeting and any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
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